Exhibit 99.1

PSI Group, a Long-Established Global Logistics Service Provider, Plans to List on Nasdaq Through Merger with AIB Acquisition Corporation

New York and Hong Kong, Dec. 27, 2023 (GLOBE NEWSWIRE) -- PSI Group Holdings Ltd (“PSI” or the “Company”), a long-established global logistics service provider headquartered in Hong Kong specialized in cross-border air freight services, and AIB Acquisition Corporation (Nasdaq: AIB) (“AIB”), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive agreement (the “Business Combination Agreement”) for a business combination of AIB and PSI (the “Business Combination”) on December 27, 2023. Upon closing of the proposed Business Combination, both AIB and PSI will become wholly-owned subsidiaries of a newly incorporated Cayman Islands company, PS International Group Ltd. (“Pubco”), and Pubco will be the combined company and expects to list its securities on the Nasdaq Stock Market.

PSI is one of the renowned air freight forwarding specialists in Hong Kong, providing global logistics and supply chain service to clients of various industries, including postal operators, e-Commerce merchants, senders and consignees. Founded in 1993, the company is headquartered in Hong Kong with a global network, operating through its subsidiaries, namely Profit Sail Int’l Express (H.K.) Limited and Business Great Global Supply Chain Limited. The company is managed and run by a group of professionals with over 30 years of combined expertise in the logistics and air/ocean freight industries. Based in Hong Kong, a prominent logistic hub in Asia, PSI benefits from the unique geographical advantages of providing integrated solutions that combines ocean, air, and overland logistics. With its extensive industry resources and continued investment in the smart supply-chain platform model, the company is well positioned to capture growth opportunities in the fast expanding cross-border e-Commerce market.

The Company booked US$67.1 million in revenue for the six months ended June 30, 2023, representing a year-on-year growth of 36%.

PSI’s profit margin continues to grow significantly. The gross profit was US$7.6 million for the six months ended June 30, 2023, closing a record year-on-year growth of 106% compared to the same period last year. PSI sees strategic priority in growing cross-border e-Commerce capacities. The Company is focused on strategic partnership and cooperations in its global network and continued to invest and enhance its smart integrated logistics system.

Mr. Yee Kit Chan, Chairman of the board of directors of PSI, said: “Signing this business combination agreement with AIB is a pivotal moment for us. The merger is a milestone in our journey to go public in the US, aligning perfectly with our vision in expanding our global presence and enhancing our network in the international logistics arena, making cross-border trade easier and creating more value for our customers and stakeholders globally.”

“We are excited to work with PSI and hope to generate additional value for our shareholders.” Said Eric Chen, Chief Executive Officer of AIB.

Business Combination Overview

The Business Combination values PSI at a total pre-money enterprise value of approximately US$200 million.

The boards of directors of both PSI and AIB have unanimously approved the Business Combination, which is expected to be completed in the first quarter of 2024, subject to, among other things, regulatory approvals, the approval by AIB’s shareholders of the Business Combination and satisfaction or waiver of other customary closing conditions.

Additional information about the Business Combination, including copies of the Business Combination Agreement and related agreements, will be provided in a Current Report on Form 8-K to be filed by AIB with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Management and Governance

Following the close of the Business Combination, PSI expects to continue to be led by Mr. Yee Kit Chan as Chairman of the board of directors of Pubco. Mr. Chan is the founder of PSI and has over 40 years of experience in logistic and supply chain operations. Mr. Chan also serves as a director of Profit Sail Int’l Express (H.K.) Limited and Business Great Global Supply Chain Limited, the operating subsidiaries of PSI.

Advisors

China & Partners is serving as exclusive financial advisor to PSI.

Maxim Group LLC is serving as exclusive advisor to AIB.

Cooley LLP is serving as U.S. legal advisor, and Ogier is serving as Cayman Islands legal advisor to PSI in connection with the Business Combination.

Ellenoff Grossman & Schole LLP is serving as U.S. legal advisor, Yin Xu & Co. is serving as Hong Kong legal advisor, and Collas Crill is serving as Cayman Islands legal advisor to AIB in connection with the Business Combination.

About PSI Group Holdings Ltd

PSI is a long-established global logistics and supply chain solution provider, specialized in air freight forwarding services, connecting businesses from Asian transportation hubs to the US and the rest of the world. The company was founded in 1993, since inception it has provided standard and tailored logistics services covering over 140 countries. The company’s vision is to make cross-border trade easier for everyone, helping customers to unlock the value of time through efficient integrated supply chain solutions. PSI Group conducts businesses via operational subsidiaries headquartered in Hong Kong, namely Profit Sail Int’l Express (H.K.) Limited and Business Great Global Supply Chain Limited, which derive revenue from air and ocean freight forwarding services and supply chain ancillary services. The company plans to expand its network and enhance its cross-border capacities in the United States, Middle East and Southeast Asia, with more local cooperations and strategic partnerships. The company continues to invest in its smart logistics system, aiming to be a leading technology-driven logistics service provider in global e-Commerce market.

About AIB Acquisition Corporation

AIB Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements may include, but are not limited to, statements regarding estimates and forecasts of financial metrics and projections of market opportunity; references with respect to the anticipated benefits of the proposed Business Combination and the projected future financial performance of AIB and PSI’s operating companies following the proposed Business Combination; changes in the market for PSI’s services and expansion plans and opportunities; PSI’s ability to successfully execute its expansion plans and business initiatives; ability for PSI to raise funds to support its business; the sources and uses of cash of the proposed Business Combination; the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; and expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of PSI’s and AIB’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of PSI and AIB. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the ability to obtain or maintain the listing of the Pubco’s securities on The Nasdaq Stock Market, following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of certain projected financial information with respect to PSI; PSI’s ability to successfully and timely develop and implement its growth strategy; PSI’s ability to adequately manage any logistics and supply chain risks; fluctuations in the price of cargo space and the uncertainties in supply and demand for cargo space; risks relating to PSI’s operations and business, including information technology and cybersecurity risks, failure to adequately forecast supply and demand, loss of key customers and deterioration in relationships between PSI and its employees; PSI’s ability to successfully collaborate with business partners; demand for PSI’s current and future services; risks related to increased competition; risks relating to potential disruption in the transportation and shipping infrastructure, including trade policies and export controls; risks that PSI is unable to secure or protect its intellectual property; risks of regulatory lawsuits relating to PSI’s services; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the uncertain effects of the COVID-19 pandemic and certain geopolitical developments, including the military conflicts in Ukraine and the Middle East; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required shareholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; the outcome of any legal proceedings that may be instituted against PSI, AIB, Pubco or others following announcement of the proposed Business Combination and transactions contemplated thereby; the ability of PSI to execute its business model, including market acceptance of its existing and planned services; technological improvements by PSI’s peers and competitors; and those risk factors discussed in documents of Pubco and AIB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AIB nor PSI presently know or that AIB and PSI currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AIB’s, Pubco’s and PSI’s expectations, plans or forecasts of future events and views as of the date of this press release. AIB, Pubco and PSI anticipate that subsequent events and developments will cause AIB’s, Pubco’s and PSI’s assessments to change. However, while AIB, Pubco and PSI may elect to update these forward-looking statements at some point in the future, AIB, Pubco and PSI specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by AIB. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

Pubco intends to file with the SEC a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of AIB and a prospectus in connection with the proposed Business Combination involving AIB, Pubco, and PSI, pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents will be mailed to shareholders of AIB as of a record date to be established for voting on AIB’s proposed Business Combination with PSI. SHAREHOLDERS OF AIB AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AIB’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT AIB, PSI, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to AIB by contacting its Chief Executive Officer, Eric Chen, c/o AIB Acquisition Corporation, 875 Third Avenue, Suite M204A New York, New York 10022 at (212) 380-8128 or at eric.chen@americanintlbank.com.

Participants in The Solicitation

Pubco, AIB, PSI, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of AIB in connection with the Business Combination. Information regarding the officers and directors of AIB is set forth in AIB’s Annual Report on Form 10-K, which was filed with the SEC on March 29, 2023. Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact Information:

AIB

Eric Chen

Chief Executive Officer

Email: Eric.Chen@aibspac.com

Tel: (212) 380-8128

PSI

Louis Tsui

Chief Financial Officer

Email: louis.tsui@profitsail.com

Tel: (852) 2754 3320

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